Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PNI Digital Media Inc. on form 20-F for the period ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of PNI Digital Media Inc.

Date: March 28, 2011	"Thomas Kyle Hall"
Name: Thomas Kyle Hall
Title: Chief Executive Officer
(Principal Executive Officer)

Date: March 28, 2011	"Simon Bodymore"
Name: Simon Bodymore
Title: Chief Financial Officer (Principal Financial Officer)